UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2025

Cidara Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36912	46-1537286
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6310 Nancy Ridge Drive, Suite 101
San Diego, California 92121
(858) 752-6170
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	CDTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On June 23, 2025, Cidara Therapeutics, Inc. (the “Company”) announced positive topline results from its randomized, double-blind, placebo-controlled Phase 2b NAVIGATE trial evaluating CD388 for the prevention of seasonal influenza in healthy unvaccinated adults aged 18 to 64. The study met its primary endpoint, demonstrating a statistically significant prevention efficacy (“PE”) for each of three dose groups in individuals who received a single dose of CD388 at the beginning of the flu season and were evaluated for laboratory and clinically confirmed influenza over 24 weeks. The study also met all secondary endpoints, including efficacy at 37.8 and 37.2 degree Celsius temperature thresholds, as well as maintenance of PE up to 28 weeks with statistical significance. Over the same period, CD388 was well-tolerated at all doses with no unexpected dose-limiting treatment-emergent adverse events observed.
Primary Efficacy Analyses:

		150 mg N= 1175[3] n (%)	300 mg N = 1192[3] n (%)	450 mg N = 1187[3] n (%)	Placebo N = 1172[3] n (%)
Primary Endpoint[1]	Number of Participants Protocol-Defined ILI[2]	14 (1.2%)	13 (1.1%)	8 (0.7%)	33 (2.8%)
	Prevention Efficacy	57.7%	61.3%	76.1%	–
	95% CI (%)	21.1, 78.9	27.0, 81.2	49.3, 89.9	–
	p-value	0.0050	0.0024	<0.0001	–
ILI, influenza like illness; CI, confidence interval
1.Statistical significance for grouped 300mg + 450mg dose groups was met (PE = 68.6%, p<0.0001), allowing testing of individual dose groups.
2.ILI event defined as central laboratory-confirmed RT-PCR+ influenza infection (nasopharyngeal swab), new onset of fever (oral temperature ≥38.0°C), and new onset of ≥2 respiratory symptoms (nasal congestion, sore throat, cough) or ≥1 respiratory symptom and ≥1 systemic symptom (headache, feeling feverish, body aches/pains, fatigue).
3.Sample size (N) indicates evaluable population at time of primary analysis data cut (April 30, 2025).

Key Secondary Endpoints:

		150 mg N= 1175[3] n (%)	300 mg N = 1192[3] n (%)	450 mg N = 1187[3] n (%)	Placebo N = 1172[3] n (%)
Secondary Endpoints	Number of Participants with ≥ 37.8 °C Temp[1]	15 (1.3%)	15 (1.3%)	8 (0.7%)	33 (2.8%)
	Prevention Efficacy	54.7%	55.3%	76.1%
	95% CI (%)	16.7, 77.4	18.0, 77.8	49.3, 89.9
	p-value	0.0084	0.0073	<0.0001
	Number of Participants with ≥ 37.2 °C Temp[2]	22 (1.9%)	21 (1.8%)	12 (1.0%)	41 (3.5%)
	Prevention Efficacy	46.5%	49.6%	71.1%
	95% CI (%)	10.2, 69.3	14.8, 71.9	45.8, 86.1
	p-value	0.0148	0.0083	<0.0001
ILI, influenza like illness; CI, confidence interval
1.CDC definition: ILI event defined as central laboratory-confirmed RT-PCR+ influenza infection (nasopharyngeal swab), new onset of fever (oral temperature ≥37.8°C), and new onset of ≥2 respiratory symptoms (nasal congestion, sore throat, cough).
2.ILI event defined as central laboratory-confirmed RT-PCR+ influenza infection (nasopharyngeal swab), new onset of fever (oral temperature ≥37.2°C), and new onset of ≥2 respiratory symptoms (nasal congestion, sore throat, cough) or ≥1 respiratory symptom and ≥1 systemic symptom (headache, feeling feverish, body aches/pains, fatigue).
3.Sample size (N) indicates evaluable population at time of primary analysis data cut (April 30, 2025).

Safety and tolerability data were similar in all arms with no safety signals observed. No drug-related serious adverse events were observed, and treatment-emergent adverse events showed no dose-dependent pattern between CD388 and placebo groups. Injection site reaction rates were similar across all CD388 dose groups and placebo.
The Company expects to present additional results from the NAVIGATE trial at upcoming scientific conferences in 2025.
The Company has submitted an end of Phase 2 meeting request to the U.S. Food and Drug Administration (the “FDA”) to review the Phase 2b results and further discuss the Phase 3 trial design and start time.
On June 23, 2025, the Company will host a conference call and webcast and present certain materials related to the Company (the “Presentation”). A copy of the Presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding potential benefits of and future plans for CD388, plans for engaging with the FDA and the impact of such discussions, a planned Phase 3 trial of CD388 and the expected timing for presenting additional results from the NAVIGATE trial. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks and uncertainties associated with the Company’s business and finances in general and those risks described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2025 and other filings that the Company makes with the SEC in the future. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Presentation Materials of Cidara Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cidara Therapeutics, Inc.

Date: June 23, 2025	/s/ Jeffrey Stein, Ph.D.
Jeffrey Stein, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)